             SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION FOR
                         MANUFACTURERS INVESTMENT TRUST
                             DATED NOVEMBER 1, 2000


INVESTMENT RESTRICTION NUMBER (3)

Investment restriction number (3) is amended to correct a typographical error. The restriction currently states that:

     Each portfolio of the Trust will not:

(3) Borrow money, except that each portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 a% of the value of the portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions. (EMPHASIS ADDED)

The restriction is amended as follows:

     Each portfolio of the Trust will not:

(3) Borrow money, except that each portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions. (EMPHASIS ADDED).

ASSET BACKED SECURITIES

The Statement of Additional Information currently states that a portfolio will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's or that the Subadviser believes are of comparable quality.

This restriction is amended to indicate that a portfolio may also invest in asset-backed securities rated, at the time of purchase, BBB or better by S&P or Baa or better by Moody's or that SBAM believes are of comparable quality.



                THE DATE OF THIS SUPPLEMENT IS DECEMBER 20, 2000









MIT SAI SUPP 12/20/2000